Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AP

FIFTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  Following execution by the parties, this Amendment shall be effective as of January 1, 2016 (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG provides Customer with a ********* *********** which consists of the ****** **** **** more particularly described in the ****** ******* as provided in the Agreement and shall not include any additional CSG Products and Services not identified in the Agreement (“***** *”).  Customer desires to receive, and CSG agrees to provide, the ****** *** ******** ** ***** ********** ** *** **** *** ******** ** ***** *** ********** consistent with Customer’s business priorities.

1.	The parties agree that Customer's use of ***** * is based upon and subject to the following assumptions and conditions:

(a)

Shared third party products and vendor services, including but not limited to ****** ***, **********, ********* ************, ********** ***** ******** (“***”), ****** ****, **********, or ****** ****** ****** ******** (for purposes of this Amendment, “Third Party Vendor Products and Services”), will be handled in ***** * as they were in ***** *.  In addition, Third Party Vendor Products and Services will require ******** ********* ********** ** ************* ** *********** ****, and as ********* ********* in, the ***** */* *******.

(b)

The fees agreed to in this Amendment for ***** ** **** ******** *** ********’s ********** ********** ******* (“***”) ************ (****/****/****) and ***** * production environments are based upon the Products and Services provided by CSG as of the Effective Date of this Amendment.

2.	The parties agree that Customer shall have the ***** ** ***** **** ******** ****, subject to the following conditions:

(a)

Customer shall provide ******* ****** ** *** ****** ** ******** *** ***** *** * ******* ***** **** ** **** **** *******-**** (**) **** ***** ** *** ***** */* ********** *******.  Customer shall ******* ********* ***** *** *** ********* ******** ****** ****** *** ****** *** *** *** ************ ** **** ** *** ***** * ********** ***********. Upon Customer ********* ******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

** ********* ** **** **********, the parties shall ******** ***** ** * ********* ******** ******* **** ****** *** *******-**** (**) **** ***** ** *** ***** */* ********** *******.  “******** ******” means the ********* **** *** ***** ******** ** *** ******* **** ** *** ************ ***** ******** ***** *** ******* **** **** **********.

(b)

CSG reserves the right to ****** *** ******* ***** * ******* *** *********** ****** ******* *** **** ***** ** ********** ****** *** ******** ******.  Depending on the **** ***, CSG may **** ** ***** *** *** ** *** ******* ********** ******* **** ******** *** *** ** ******* ** ****-**** *** *** ** *** ***** ******* **** ******** ** ******* ** **********. In the event that CSG **** *** ******* *** ******* ** ***** *** *** ** *** ******* **** ******** ** ******* ** **********, CSG and Customer agree to ****** *** ********** ******* ******** ** ******* **, entitled “**********” of the Agreement, to resolve the matter.

(c)	Customer shall ********* *** ******* ******* ** *** ********** **** **** *** *** ************ ****** *** (*) ***** of the **** ******* ** ***** */* ********** **** ***** ******** **** ***** *.

(d)	Customer shall ********* *** ******* ******* ** ***** */* ********** **** **** *** ***** * ********** *********** ****** ***** (**) **** of the */* ******* ********** ****.

(e)

******** **** *** ******* ** * ******** ****** (each a “******** *******”) in accordance with this Amendment shall *** ** *********** ** ***** * ********** *********** ****** **** *** (**) **** ***** *** ********* ******* ********** **** *** ***** */*.

(f)	The ***** * ********** *********** ***** *** ** **** **** *** (*) ******* ****** *** ***** */* **** ****.

(g)

Production issues resolved during any ******** ****** will be applied to ***** */* **** to be implemented with ***** * ****** ******* into production.  ********/******** * or * ********** ****** found in ***** * during the applicable ******** ****** that require code changes will be ********* ** ** ***** ** ***** ***** for implementation in ***** *.  Delayed release code issues discovered and code implemented in the new release ***** */* code will also be applied to Customer’s applicable IOT environments prior to release and shall also be delivered to production once the latest release has been implemented in ***** *.

(h)

Incident Report (“IR”) support throughout the ******** ****** will be analyzed and handled on an ********** **** *** ********* ***** for the ******** **** of ****** ******* *****.  CSG will make available to Customer a list of known defects and the associated timeframe for repairing the defect.

(i)

CSG and Customer agree that ******** **** ******** may require additional ****** ******* *****, which may exceed ***** ***** *** ******* *******.  Customer may request detail of ****** ******* ***** charged to understand the hours billed to Customer.

(j)	The CSG standard implementation and validation process for code release installs will be performed during the ***** * implementation.

(k)

Customer agrees to ******* *** **** ******* ****** ** *** ********/******** * ******, as such are defined in the Agreement, ********** ** *** ***** * ********** ******* ***** ** ******* ** **********.  In the event that Customer and CSG agree that a ********/******** * ***** ****** ***** ** ******* ** *** ***** * ********** ***********, CSG agrees *** ** ********* *** **** **** ********** ***** *** ******** * ***** ** ******** ** ******* ** * ******** * ** * *****.  In the event that Customer and CSG ** *** ******** ***** ** ** *** ******** ***** ** ********** ** *** *****, CSG and Customer agree to ******* *** ****** ** ********* *** ******* ******** ** ******* **, entitled “**********” in the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the parties for ********/******** ****** **********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.

SCHEDULE H, entitled “*** *******, ***. ******** **********/******** ******** ****” will only apply to *** ********** ******* ******* ** *** ********** *** ********** code applicable to Customer at the time of ******** ** ******** ********.

4.	CSG and Customer agree to amend SCHEDULE F, FEES, CSG SERVICES, Section I.E.4, entitled “Database Maintenance and Programming Request,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
3) ******** **** ***** * ******** (****** (**) ******* ******** ** ****)	******* **** ****	$*********

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W.Swieringa	By: /s/ Joseph T. Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: 8/18/15	Date: 21 August 2015